File 333154397
Rule 424 b3


AMERICAN DEPOSITARY
SHARES
One 1 American Depositary
Share
represents
Two 2 Shares

THE BANK OF NEW YORK
MELLON
AMERICAN DEPOSITARY
RECEIPT
FOR COMMON STOCK, OF
CYPRUS POPULAR BANK
PUBLIC CO LTD
INCORPORATED UNDER THE
LAWS OF CYPRUS
The Bank of New York Mellon,
as
depositary hereinafter called
the
Depositary, hereby certifies i
that
there have been deposited with
the
Depositary or its agent,
nominee,
custodian, clearing agency or
correspondent, the securities
described above Shares or
evidence
of the right to receive such
Shares, ii
that at the date hereof each
American Depositary Share
evidenced by this Receipt
represents
the amount of Shares shown
above,
and that

or registered assigns IS THE
OWNER OF  AMERICAN
DEPOSITARY SHARES
hereby evidenced and called,
and
except as otherwise herein
expressly
provided, is entitled upon
surrender
at the Corporate Trust Office
of the
Depositary, New York, New York
of this Receipt duly endorsed
for
transfer and upon payment of
the
charges as provided on the
reverse
of this Receipt and in
compliance
with applicable laws or
governmental regulations, at
Owners
option 1 to delivery at the
office of
the agent, nominee, custodian,
clearing agency or
correspondent of
the Depositary, to a person
specified by Owner, of the
amount
of Deposited Securities
represented
hereby or evidence of the
right to
receive the same or 2 to have
such
Deposited Securities forwarded
at
his cost and risk to him at
the
Corporate Trust Office of the
Depositary.  The words
Deposited
Securities wherever used in
this
Receipt shall mean the Shares
deposited under the agreement
created by the Receipts as
hereinafter defined including
such
evidence of the right to
receive the
same, and any and all other
securities, cash and other
property
held by the Depositary in
place
thereof or in addition thereto
as
provided herein.  The word
Owner
wherever used in this Receipt
shall
mean the name in which this
Receipt is registered upon the
books
of the Depositary from time to
time.
The Depositarys Corporate
Trust
Office is located at a
different
address than its principal
executive
office. Its Corporate Trust
Office is
located at 101 Barclay Street,
New
York, New York 10286, and its
principal executive office is
located
at One Wall Street, New York,
New
York 10286.
1.	RECEIPTS.
	This American Depositary
Receipt this Receipt is one of
a
continuing issue of American
Depositary Receipts
collectively, the
Receipts, all evidencing
rights of
like tenor with respect to the
Deposited Securities, and all
issued
or to be issued upon the terms
and
subject to the conditions
herein
provided, which shall govern
the
continuing arrangement by the
Depositary with respect to
initial
deposits as well as the rights
of
holders and Owners of Receipts
subsequent to such deposits.
	The issuer of the
Receipts is
deemed to be the legal entity
resulting from the agreement
herein
provided for.
	The issuance of Receipts
against deposits generally may
be
suspended, or the issuance of
Receipts against the deposit
of
particular Shares may be
withheld,
if such action is deemed
necessary
or advisable by the Depositary
at
any time and from time to time
because of any requirements of
any
government or governmental
body
or commission or for any other
reason.  The Depositary
assumes no
liability with respect to the
validity
or worth of the Deposited
Securities.
2.	TRANSFER OF
RECEIPTS.
	Until the surrender of
this
Receipt in accordance with the
terms hereof, the Depositary
will
maintain an office in the
Borough
of Manhattan, The City of New
York, for the registration of
Receipts and transfers of
Receipts
where the Owners of the
Receipts
may, during regular business
hours,
inspect the transfer books
maintained by the Depositary
that
list the Owners of the
Receipts.  The
transfer of this Receipt is
registrable
on the books of the Depositary
at its
Corporate Trust Office by the
holder hereof in person or by
duly
authorized attorney, upon
surrender
of this Receipt properly
endorsed
for transfer or accompanied by
proper instruments of transfer
and
funds sufficient to pay any
applicable transfer taxes, and
the
fees and expenses of the
Depositary
and upon compliance with such
regulations, if any, as the
Depositary may establish for
such
purpose.  This Receipt may be
split
into other such Receipts, or
may be
combined with other such
Receipts
into one Receipt, representing
the
same aggregate number of
American Depositary Shares as
the
Receipt or Receipts
surrendered.
Upon such split or combination
not
involving a transfer, a charge
will be
made as provided herein.  The
Depositary may close the
transfer
books at any time or from time
to
time when deemed expedient by
it
in connection with the
performance
of its duties hereunder.
3.	PROOF OF CITIZENSHIP
OR RESIDENCE.
	The Depositary may
require
any holder or Owner of
Receipts, or
any person presenting
securities for
deposit against the issuance
of
Receipts, from time to time,
to file
such proof of citizenship or
residence and to furnish such
other
information, by affidavit or
otherwise, and to execute such
certificates and other
instruments as
may be necessary or proper to
comply with any laws or
regulations
relating to the issuance or
transfer
of Receipts, the receipt or
distribution of dividends or
other
property, or the taxation
thereof or
of receipts or deposited
securities,
and the Depositary may
withhold
the issuance or registration
of
transfer of any Receipt or
payment
of such dividends or delivery
of
such property from any holder,
Owner or other person, as the
case
may be, who shall fail to file
such
proofs, certificates or other
instruments.
4.	TRANSFERABILITY
RECORDOWNERSHIP.
	It is a condition of
this
Receipt and every successive
holder
and Owner of this Receipt by
accepting or holding the same
consents and agrees, that
title to this
Receipt, when properly
endorsed or
accompanied by proper
instruments
of transfer, is transferable
by
delivery with the same effect
as in
the case of a negotiable
instrument
provided, however, that prior
to the
due presentation of this
Receipt for
registration of transfer as
above
provided, and subject to the
provisions of Article 9 below,
the
Depositary, notwithstanding
any
notice to the contrary, may
treat the
person in whose name this
Receipt
is registered on the books of
the
Depositary as the absolute
owner
hereof for the purpose of
determining the person
entitled to
distribution of dividends and
for
any other purpose.
5.	TAX LIABILITY.
	The Depositary shall not
be
liable for any taxes or
governmental
or other assessments or
charges that
may become payable in respect
of
the Deposited Securities, but
a
ratable part of any and all of
the
same, whether such tax,
assessment
or charge becomes payable by
reason of any present or
future law,
statute, charter provision,
bylaw,
regulation or otherwise, shall
be
payable by the Owner hereof to
the
Depositary at any time on
request.
Upon the failure of the holder
or
Owner of this Receipt to pay
any
such amount, the Depositary
may
sell for account of such Owner
an
amount of the Deposited
Securities
equal to all or any part of
the
amount represented by this
Receipt,
and may apply the proceeds in
payment of such obligations,
the
Owner hereof remaining liable
for
any deficiency.
6.	REPRESENTATIONS AND
WARRANTIES.
	Every person presenting
Shares for deposit shall be
deemed
thereby to represent and
warrant
that such Shares and each
certificate, if any, therefor
are
validly issued, fully paid and
nonassessable, that such
Shares
were not issued in violation
of any
preemptive or similar rights
of the
holders of any securities and
that
the person making such deposit
is
duly authorized so to do.
Every
such person shall also be
deemed to
represent that the deposit of
such
securities and the sale of
American
Depositary Shares representing
such
Shares by that person in the
United
States are not restricted
under the
Securities Act of 1933, as
amended
the Securities Act of 1933.
Such
representations and warranties
shall
survive the deposit of such
securities and issuance of
Receipts.
	This Receipt is issued
subject, and all rights of the
holder
or Owner hereof are expressly
subject, to the terms and
conditions
set forth on both sides of
this
Receipt, all of which form a
part of
the agreement evidenced in
this
Receipt and to all of which
the
holder or Owner hereof by
accepting this Receipt
consents.
7.	REPORTS OF ISSUER OF
DEPOSITED SECURITIES
VOTING RIGHTS.

As of the date of the
establishment
of the program for issuance of
Receipts by the Depositary,
the
Depositary believed, based on
limited investigation, that
the issuer
of the Deposited Securities
either i
furnished the Securities and
Exchange Commission the
Commission with certain public
reports and documents required
by
foreign law or otherwise or ii
published information in
English on
its Internet website at
www.marfinbank.com or another
electronic information
delivery
system generally available to
the
public in its primary trading
market,
in either case in compliance
with
Rule 12g32b under the
Securities
and Exchange Act of 1934 as in
effect and applicable to that
issuer
at that time.  However, the
Depositary does not assume any
duty to determine if the
issuer of the
Deposited Securities is
complying
with the current requirements
of
Rule 12g32b or to take any
action if
that issuer is not complying
with
those requirements.
	The Depositary shall be
under no obligation to give
notice to
the holder or Owner of this
Receipt
of any meeting of shareholders
or
of any report of or
communication
from the issuer of the
Deposited
Securities, or of any other
matter
concerning the affairs of such
issuer, except as herein
expressly
provided.  The Depositary
undertakes to make available
for
inspection by holders and
Owners
of the Receipts at its
Corporate
Trust Office, any reports and
communication received from
the
issuer of the Deposited
Securities
that are both i received by
the
Depositary as the holder of
the
Deposited Securities and ii
made
generally available to the
holders of
the Deposited Securities by
the
issuer thereof.  Such reports
and
communications will be
available in
the language in which they
were
received by the Depositary
from the
issuer of the Deposited
Securities,
except to the extent, if any,
that the
Depositary in its sole
discretion
elects to both i translate
into English
any of such reports or
communications that were not
in
English when received by the
Depositary and ii make such
translations, if any,
available for
inspection by holders and
Owners
of the Receipts.  The
Depositary has
no obligation of any kind to
translate any of such reports
or
communications or to make such
translation, if any, available
for
such inspection.
	The Depositary may, in
its
discretion, exercise, in any
manner,
or not exercise, any and all
voting
rights that may exist in
respect of
the Deposited Securities.  The
Depositary may, but assumes no
obligation to, notify Owners
of an
upcoming meeting of holders of
Deposited Securities or
solicit
instructions from Owners as to
the
exercise of any voting rights
with
respect to the Deposited
Securities.
Upon the written request of
the
Owner of this Receipt and
payment
to it of any expense involved,
the
Depositary may, in its sole
discretion, but assumes no
obligation to, exercise any
voting
rights with respect to the
amount of
the Deposited Securities
represented
by the American Depositary
Shares
evidenced by this Receipt in
accordance with that request.
8.	DISTRIBUTIONS.
	Until the surrender of
this
Receipt, the Depositary a
shall
distribute or otherwise make
available to the Owner hereof,
at a
time and in such manner as it
shall
determine, any distributions
of cash,
Shares or other securities or
property other than
subscription or
other rights and b may
distribute or
otherwise make available to
the
Owner hereof, at a time and in
such
manner as it shall determine,
any
distributions of subscription
or other
rights, in each case received
with
respect to the amount of
Deposited
Securities represented hereby,
after
deduction, or upon payment of
the
fees and expenses of the
Depositary
described in Article 13 below,
and
the withholding of any taxes
in
respect thereof provided,
however,
that the Depositary shall not
make
any distribution for which it
has not
received satisfactory
assurances,
which may be an opinion of
United
States counsel, that the
distribution
is registered under, or is
exempt
from or not subject to the
registration requirements of,
the
Securities Act of 1933 or any
other
applicable law.  If the
Depositary is
not obligated, under the
preceding
sentence, to distribute or
make
available a distribution under
the
preceding sentence, the
Depositary
may sell such Shares, other
securities, subscription or
other
rights, securities or other
property,
and the Depositary shall
distribute
the net proceeds of a sale of
that
kind to the Owners entitled to
them,
after deduction or upon
payment of
the fees and expenses of the
Depositary described in
Article 13
below and the withholding of
any
taxes in respect thereof.  In
lieu of
distributing fractional
American
Depositary Shares for
distributed
Shares or other fractional
securities,
the Depositary may, in its
discretion, sell the amount of
securities or property equal
to the
aggregate of those fractions.
In the
case of subscription or other
rights,
the Depositary may, in its
discretion, issue warrants for
such
subscription or other rights
andor
seek instructions from the
Owner of
this Receipt as to the
disposition to
be made of such subscription
or
other rights.  If the
Depositary does
not distribute or make
available to
Owners or sell distributed
subscription or other rights,
the
Depositary shall allow those
rights
to lapse.  Sales of
subscription or
other rights, securities or
other
property by the Depositary
shall be
made at such time and in such
manner as the Depositary may
deem
advisable.
	If the Depositary shall
find in
its opinion that any cash
distribution
is not convertible in its
entirety or
with respect to the Owners of
a
portion of the Receipts, on a
reasonable basis into U.S.
Dollars
available to it in the City of
New
York, or if any required
approval or
license of any government or
agency for such conversion is
denied or is not obtainable
within a
reasonable period, the
Depositary
may in its discretion make
such
conversion and distribution in
U.S.
Dollars to the extent
possible, at
such time and rates of
conversion as
the Depositary shall deem
appropriate, to the Owners
entitled
thereto and shall with respect
to any
such currency not converted or
convertible either i
distribute such
foreign currency to the
holders
entitled thereto or ii hold
such
currency for the respective
accounts
of such Owners uninvested and
without liability for interest
thereon,
in which case the Depositary
may
distribute appropriate
warrants or
other instruments evidencing
rights
to receive such foreign
currency.
9.	RECORD DATES
ESTABLISHED BY
DEPOSITARY.
	Whenever any cash
dividend
or other cash distribution
shall
become payable or any
distribution
other than cash shall be made,
or
whenever rights shall be
offered,
with respect to Deposited
Securities,
or whenever the Depositary
shall
receive notice of any meeting
of
Owners of Deposited
Securities, or
whenever it is necessary or
desirable to determine the
Owners
of Receipts, the Depositary
will fix
a record date for the
determination
of the Owners generally or the
Owners of Receipts who shall
be
entitled to receive such
dividend,
distribution or rights, or the
net
proceeds of the sale thereof,
to give
instructions for the exercise
of
voting rights at any such
meeting or
responsible for any other
purpose
for which the record date was
set.
10.	CHANGES AFFECTING
DEPOSITED SECURITIES.
	Upon i any change in
nominal value or any
subdivision,
combination or any other
reclassification of the
Deposited
Securities, or ii any
recapitalization,
reorganization, sale of assets
substantially as an entirety,
merger
or consolidation affecting the
issuer
of the Deposited Securities or
to
which it is a party, or iii
the
redemption by the issuer of
the
Deposited Securities at any
time of
any or all of such Deposited
Securities provided the same
are
subject to redemption, then
and in
any such case the Depositary
shall
have the right to exchange or
surrender such Deposited
Securities
and accept and hold hereunder
in
lieu thereof  other shares,
securities,
cash or property to be issued
or
delivered in lieu of or in
exchange
for, or distributed or paid
with
respect to, such Deposited
Securities.  Upon any such
exchange or surrender, the
Depositary shall have the
right, in its
discretion, to call for
surrender of
this Receipt in exchange upon
payment of fees and expenses
of
the Depositary for one or more
new
Receipts of the same form and
tenor
as this Receipt, but
describing the
substituted Deposited
Securities.  In
any such case the Depositary
shall
have the right to fix a date
after
which this Receipt shall only
entitle
the Owner to receive such new
Receipt or Receipts.  The
Depositary shall mail notice
of any
redemption of Deposited
Securities
to the Owners of Receipts,
provided
that in the case of any
redemption
of less than all of the
Deposited
Securities, the Depositary
shall
select in such manner as it
shall
determine an equivalent number
of
American Depositary Shares to
be
redeemed and shall mail notice
of
redemption only to the Owners
of
Receipts evidencing those
American
Depositary Shares.  The sole
right of
the Owners of Receipts
evidencing
American Depositary Shares
designated for redemption
after the
mailing of such notice of
redemption shall be to receive
the
cash, rights and other
property
applicable to the same, upon
surrender to the Depositary
and
upon payment of its fees and
expenses of the Receipts
evidencing
such American Depositary
Shares.
11.	LIABILITY OF
DEPOSITARY.
The Depositary shall not incur
any
liability to any holder or
Owner of
this Receipt i if by reason of
any
provisions of any present or
future
law of the United States of
America,
any state thereof, or of any
other
country, or of any
governmental or
regulatory authority, or by
reason of
any provision, present or
future, of
the charter or articles of
association
or similar governing document
of
the issuer or of the Deposited
Securities, the Depositary
shall be
prevented, delayed or
forbidden
from or subjected to any civil
or
criminal penalty or
extraordinary
expenses on account of doing
or
performing any act or thing
which
by the terms hereof it is
provided
shall be done or performed, ii
by
reason of any nonperformance
or
delay, caused as specified in
clause
i above, in the performance of
any
act or thing which by the
terms of
this Receipt it is provided
shall or
may be done or performed, iii
by
reason of any exercise of, or
failure
to exercise, any discretion
provided
for herein, iv for the
inability of any
Owner or holder to benefit
from
any distribution, offering,
right or
other benefit which is made
available to holders of
Deposited
Securities but is not made
available
to Owners or holders, v for
any
special, consequential or
punitive
damages for any breach of the
terms of this Receipt or vi
arising
out of any act of God,
terrorism or
war or any other circumstances
beyond its control.
The Depositary shall not be
responsible for any failure to
carry
out any requests to vote any
Deposited Securities or for
the
manner or effect of any vote
that is
cast either with or without
the
request of any Owner, or for
not
exercising any right to vote
any
Deposited Securities.
The Depositary does not assume
any obligation and shall not
be
subject to any liability to
holders or
Owners hereunder other than
agreeing to act without
negligence or
bad faith in the performance
of
such duties as are
specifically set
forth herein.
The Depositary shall be under
no
obligation to appear in,
prosecute or
defend, any action, suit or
other
proceeding in respect of any
of the
Deposited Securities or in
respect of
the Receipts on behalf of
Owners or
holders or any other persons.
The
Depositary shall not be liable
for
any action or nonaction by it
in
reliance upon the advice of or
information from legal
counsel,
accountants or any other
persons
believed by it in good faith
to be
competent to give such advice
or
information.
The Depositary, subject to
Article
14 hereof, may itself become
the
owner of and deal in
securities of
any class of the issuer of the
Deposited Securities and in
Receipts
of this issue.
12.	TERMINATION OF
AGREEMENT AND
SURRENDER OF THIS
RECEIPT.
	The Depositary may at
any
time terminate the agreement
evidenced by this Receipt and
all
other Receipts by mailing
notice of
such termination to the Owners
of
all Receipts then outstanding
at their
addresses appearing upon the
books
of the Depositary, at least
thirty
days prior to the date fixed
in such
notice for termination.  On
and after
such date of termination the
Owner
hereof, upon surrender of this
Receipt at the Corporate Trust
Office of the Depositary, will
be
entitled to delivery of the
amount of
the Deposited Securities
represented
hereby upon the same terms and
conditions, and upon payment
of a
fee at the rates provided
herein with
respect to the surrender of
this
Receipt for Deposited
Securities and
on payment of applicable taxes
and
charges.  The Depositary may
convert any dividends received
by it
in cash after the termination
date
into U.S. Dollars as herein
provided,
and after deducting therefrom
the
fees of the Depositary and
referred
to herein and any taxes and
governmental charges and shall
thereafter hold the balance of
said
dividends for the pro rata
benefit of
the Owners of the respective
Receipts.  As to any Receipts
not so
surrendered within thirty days
after
such date of termination the
Depositary shall thereafter
have no
obligation with respect to the
collection or disbursement of
any
subsequent dividends or any
subscriptions or other rights
accruing on the Deposited
Securities.  After the
expiration of
three months from such date of
termination the Depositary may
sell
any remaining Deposited
Securities
in such manner as it may
determine,
and may thereafter hold
uninvested
the net proceeds of any such
sale or
sales together with any
dividends
received prior to such sale or
the
U.S. Dollars received on
conversion
thereof, unsegregated and
without
liability for any interest
thereon, for
the pro rata benefit of the
Owners
of the Receipts that have not
theretofore been surrendered
for
cancellation, such Owners
thereupon becoming general
creditors of the Depositary
with
respect to such net proceeds.
After
making such sale, or if no
such sale
can be made after the
expiration of
one year from such date of
termination, the Depositary
shall be
discharged from all
obligations
whatsoever to the holders and
Owners of the Receipts except
to
make distribution of the net
proceeds of sale and of such
dividends after deducting all
fees,
charges and expenses of the
Depositary or of the Deposited
Securities, in case no sale
can be
made, upon surrender of the
Receipts.
13.	CERTAIN FEES AND
CHARGES OF THE
DEPOSITARY.

The Depositary may charge any
party depositing or
withdrawing
Shares, any party transferring
or
surrendering Receipts, any
party to
whom Receipts are issued
including
issuance pursuant to a stock
dividend or stock split or an
exchange of stock or
distribution
pursuant to Articles 8 or 10
or
Owners, as applicable, i fees
for the
delivery or surrender of
Receipts
and deposit or withdrawal of
Shares, ii fees for
distributing cash,
Shares or other property
received in
respect of Deposited
Securities, iii
taxes and other governmental
charges, iv registration or
custodial
fees or charges relating to
the
Shares, v cable, telex and
facsimile
transmission expenses, vi
foreign
currency conversion expenses
and
fees, vii depositary servicing
fees
and viii any other fees or
charges
incurred by the Depositary or
its
agents in connection with the
Receipt program.  The
Depositarys
fees and charges may differ
from
those of other depositaries.
The
Depositary reserves the right
to
modify, reduce or increase its
fees
upon thirty 30 days notice to
the
Owner hereof.  The Depositary
will
provide, without charge, a
copy of
its latest schedule of fees
and
charges to any party
requesting it.
	The Depositary may
charge
fees for receiving deposits
and
issuing Receipts, for
delivering
Deposited Securities against
surrendered Receipts, for
transfer of
Receipts, for splits or
combinations
of Receipts, for distribution
of each
cash or other distribution on
Deposited Securities, for
sales or
exercise of rights, or for
other
services performed hereunder.
The
Depositary reserves the right
to
modify, reduce or increase its
fees
upon thirty 30 days notice to
the
Owner hereof.  The Depositary
will
provide, without charge, a
copy of
its latest fee schedule to any
party
requesting it.
14.	PRERELEASE OF
RECEIPTS.
	Notwithstanding any
other
provision of this Receipt, the
Depositary may execute and
deliver
Receipts prior to the receipt
of
Shares PreRelease. The
Depositary
may deliver Shares upon the
receipt
and cancellation of Receipts
which
have been PreReleased, whether
or
not such cancellation is prior
to the
termination of such PreRelease
or
the Depositary knows that such
Receipt has been PreReleased.
The
Depositary may receive
Receipts in
lieu of Shares in satisfaction
of a
PreRelease.  Each PreRelease
will
be a preceded or accompanied
by a
written representation from
the
person to whom Receipts or
Shares
are to be delivered that such
person,
or its customer, owns the
Shares or
Receipts to be remitted, as
the case
may be, b at all times fully
collateralized with cash or
such
other collateral as the
Depositary
deems appropriate, c
terminable by
the Depositary on not more
than
five 5 business days notice,
and
d subject to such further
indemnities
and credit regulations as the
Depositary deems appropriate.
The
number of American Depositary
Shares which are outstanding
at any
time as a result of
PreReleases will
not normally exceed thirty
percent
30 of the Shares deposited
with the
Depositary provided, however,
that
the Depositary reserves the
right to
change or disregard such limit
from
time to time as it deems
appropriate.
	The Depositary may
retain
for its own account any
compensation received by it in
connection with the foregoing.
15.	COMPLIANCE WITH U.S.
SECURITIES LAWS.
	Notwithstanding any
terms of
this Receipt to the contrary,
the
Depositary will not exercise
any
rights it has under this
Receipt to
prevent the withdrawal or
delivery
of Deposited Securities in a
manner
which would violate the United
States securities laws
including, but
not limited to, Section 1A1 of
the
General Instructions to the
Form F6
Registration Statement, as
amended
from time to time, under the
Securities Act of 1933.
16.	GOVERNING LAW
VENUE OF ACTIONS JURY
TRIAL WAIVER.
	This Receipt shall be
interpreted and all rights
hereunder
and provisions hereof shall be
governed by the laws of the
State of
New York.
	All actions and
proceedings
brought by any Owner or holder
of
this Receipt against the
Depositary
arising out of or relating to
the
Shares or other Deposited
Securities, the American
Depositary
Shares or the Receipts, or any
transaction contemplated
herein,
shall be litigated only in
courts
located within the State of
New
York.
	EACH OWNER AND
HOLDER HEREBY
IRREVOCABLY WAIVES, TO
THE FULLEST EXTENT
PERMITTED BY APPLICABLE
LAW, ANY RIGHT IT MAY HAVE
TO A TRIAL BY JURY IN ANY
SUIT, ACTION OR PROCEEDING
AGAINST THE DEPOSITARY
DIRECTLY OR INDIRECTLY
ARISING OUT OF OR RELATING
TO THE SHARES OR OTHER
DEPOSITED SECURITIES, THE
AMERICAN DEPOSITARY
SHARES OR THE RECEIPTS, OR
ANY TRANSACTION
CONTEMPLATED HEREIN, OR
THE BREACH HEREOF,
INCLUDING WITHOUT
LIMITATION, ANY QUESTION
REGARDING EXISTENCE,
VALIDITY OR TERMINATION
WHETHER BASED ON
CONTRACT, TORT OR ANY
OTHER THEORY.
17.	AMENDMENT OF
RECEIPTS.
The form of the Receipts and
the
agreement created thereby may
at
any time and from time to time
be
amended by the Depositary in
any
respect which it may deem
necessary or desirable. Any
amendment which shall
prejudice
any substantial existing right
of
Owners shall not become
effective
as to outstanding Receipts
until the
expiration of thirty 30 days
after
notice of such amendment shall
have been given to the Owners
of
outstanding Receipts provided,
however, that such thirty 30
days
notice shall in no event be
required
with respect to any amendment
which shall impose or increase
any
taxes or other governmental
charges, registration fees,
cable,
telex or facsimile
transmission
costs, delivery costs or other
such
expenses. Every Owner and
holder
of a Receipt at the time any
amendment so becomes effective
shall be deemed, by continuing
to
hold such Receipt, to consent
and
agree to such amendment and to
be
bound by the agreement created
by
Receipt as amended thereby. In
no
event shall any amendment
impair
the right of the Owner of any
Receipt to surrender such
Receipt
and receive therefor the
amount of
Deposited Securities
represented by
the American Depositary Shares
evidenced thereby, except in
order
to comply with mandatory
provisions of applicable law.